Exhibit 99

US AIRWAYS REPORTS SEPTEMBER TRAFFIC

ARLINGTON, Va., Oct. 5, 2004 -- US Airways reported its September 2004 passenger traffic today.

     Mainline revenue passenger miles for September 2004 increased 6.7 percent on a 0.7 percent increase in available seat miles compared to September 2003. The passenger load factor was 70.7 percent, which is a 4.0 percentage point increase compared to September 2003.

     For the third quarter 2004, mainline revenue passenger miles increased 3.3 percent on a 2.1 percent increase in available seat miles compared to the same period in 2003. The passenger load factor for July through September 2004 was 77.8 percent, a 0.9 percentage point increase compared to the same period in 2003.

     Mainline revenue passenger miles for the first nine months of 2004 increased 7.4 percent on a 4.2 percent increase in available seat miles compared to the same period in 2003. The passenger load factor for January through September 2004 was 75.7 percent, a 2.2 percentage point increase compared to the same period in 2003.

     The two wholly owned subsidiaries of US Airways Group, Inc. -- Piedmont Airlines, Inc. and PSA, Inc.-- along with MidAtlantic Airways, reported a 93.4 percent increase in revenue passenger miles for September 2004, on 67.5 percent more capacity compared to September 2003. The passenger load factor was 56.9 percent, a 7.6 percentage point increase compared to September 2003.

     For the third quarter 2004, revenue passenger miles for the two wholly owned US Airways Express carriers and MidAtlantic increased 76.2 percent on a 48.1 percent increase in available seat miles compared to July through September 2003. The passenger load factor for the third quarter 2004 was 63.5 percent, a 10.1 percentage point increase compared to the same period in 2003.

     Revenue passenger miles for the two wholly owned subsidiaries of US Airways Group, Inc. -- Piedmont Airlines, Inc. and PSA, Inc.-- along with MidAtlantic Airways for the first nine months of 2004 increased 42.5 percent on a 23.4 percent increase in available seat miles compared to January through September 2003. The passenger load factor for the first nine months of 2004 was 60.3 percent, an 8.1 percentage point increase compared to the same period in 2003.

     Mainline system passenger unit revenue for September 2004 is expected to decrease between 3.5 percent and 4.5 percent compared to September 2003.

     Customer reaction to US Airways' new low GoFares, which were introduced in Philadelphia in May and in the Washington area in mid-June, continues to be positive, resulting in a 74.7 percent mainline September load factor in GoFares markets, compared to a 69.7 percent load factor in non-GoFares markets.

     US Airways ended the month of September by completing 95.5 percent of its scheduled departures. Continued severe summer weather, including a record number of hurricanes reaching Florida during September affected the company's departure performance.

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group (the "company") with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the company's liquidity or results of operations; the ability of the company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the company to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the company's reports to the SEC. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the company's various pre-petition liabilities, common stock and/or other equity securities. Accordingly, the company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	Sept. 2004	Sept. 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,148,548	1,992,822	7.8
International*	842,042	810,161	3.9
Total - Scheduled Service	2,990,590	2,802,983	6.7
Total (Including Charter)	2,991,263	2,803,411	6.7

Available Seat Miles (000):
Domestic*	3,132,733	3,147,272	(0.5)
International*	1,098,843	1,056,436	4.0
Total - Scheduled Service	4,231,576	4,203,708	0.7
Total (Including Charter)	4,232,564	4,204,487	0.7

Passengers Boarded*	2,931,875	2,867,161	2.3
System Load Factor*	70.7	66.7	4.0
Average Passenger Journey*	1,020.0	977.6	4.3

* scheduled service

NOTE:  Numbers may not add or calculate due to rounding

US AIRWAYS, INC.
THIRD QUARTER 2004

	July - Sept. 2004	July - Sept. 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	7,620,383	7,495,681	1.7
International*	3,044,640	2,826,135	7.7
Total - Scheduled Service	10,665,023	10,321,816	3.3
Total (Including Charter)	10,665,914	10,323,126	3.3

Available Seat Miles (000):
Domestic*	9,960,406	10,042,650	(0.8)
International*	3,753,024	3,388,159	10.8
Total - Scheduled Service	13,713,430	13,430,809	2.1
Total (Including Charter)	13,714,703	13,433,307	2.1

Passengers Boarded*	10,440,758	10,584,274	(1.4)
System Load Factor*	77.8	76.9	0.9
Average Passenger Journey*	1,021.5	975.2	4.7

* scheduled service

NOTE:  Numbers may not add or calculate due to rounding.

US AIRWAYS, INC.
YEAR-TO-DATE 2004

	Jan. - Sept. 2004	Jan. - Sept. 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	22,198,862	21,318,751	4.1
International*	8,254,452	7,047,516	17.1
Total - Scheduled Service	30,453,314	28,366,267	7.4
Total (Including Charter)	30,455,366	28,418,690	7.2

Available Seat Miles (000):
Domestic*	29,708,564	29,586,278	0.4
International*	10,511,632	9,015,492	16.6
Total - Scheduled Service	40,220,197	38,601,770	4.2
Total (Including Charter)	40,224,105	38,686,219	4.0

Passengers Boarded*	31,362,329	30,866,338	1.6
System Load Factor*	75.7	73.5	2.2
Average Passenger Journey*	971.0	919.0	5.7

* scheduled service

NOTE:  Numbers may not add or calculate due to rounding

US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	Sept. 2004	Sept. 2003	Percent Change

Revenue Passenger Miles (000)	184,625	95,456	93.4
Available Seat Miles (000)	324,392	193,627	67.5
Passengers Boarded*	580,386	441,323	31.5
System Load Factor*	56.9	49.3	7.6
Average Passenger Journey	318.1	216.3	47.1

*  scheduled service

NOTE:  Numbers may not add or calculate due to rounding.

US AIRWAYS EXPRESS**
THIRD QUARTER 2004

	July - Sept. 2004	July - Sept. 2003	Percent Change

Revenue Passenger Miles (000)	586,263	332,731	76.2
Available Seat Miles (000)	923,337	623,340	48.1
Passengers Boarded*	1,899,322	1,510,118	25.8
System Load Factor*	63.5	53.4	10.1
Average Passenger Journey	308.7	220.3	40.1

*  scheduled service

NOTE:  Numbers may not add or calculate due to rounding.

US AIRWAYS EXPRESS**
YEAR-TO-DATE 2004

	Jan. - Sept. 2004	Jan. - Sept. 2003	Percent Change
Revenue Passenger Miles (000)	1,373,021	963,785	42.5
Available Seat Miles (000)	2,275,675	1,843,559	23.4
Passengers Boarded*	5,070,419	4,361,195	16.3
System Load Factor*	60.3	52.3	8.1
Average Passenger Journey	270.8	221.0	22.5

*  scheduled service

**  Piedmont Airlines, Inc., PSA Airlines, Inc., and the MidAtlantic Airways division of US Airways.

NOTE:  Numbers may not add or calculate due to rounding

NUMBER:  4812